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                                                                  EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-29435, No. 333-48831 and No. 333-48833.



                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP

Los Angeles, California
March 24, 1998